                                                                    EXHIBIT 99.1
                                                                    ------------


                SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                ------------------------------------------------

         This Seventh Amendment to Loan and Security Agreement (the "Seventh Amendment") is made as of July 1, 2002, by and between TransPro, Inc. ("TransPro"), Evap, Inc., GO/DAN Industries, Inc., and G&O Manufacturing Company, Inc. as borrowers (individually, each a "Borrower" and collectively, the "Borrowers"), Allen Heat Transfer Products, Inc., GO/DAN de Mexico, SA de C.V. and Radiadores GDI, SA de C.V., as guarantors (each an "Obligor", and collectively, the "Obligors", as defined in the Loan Agreement (defined hereinafter) and CONGRESS FINANCIAL CORPORATION (NEW ENGLAND), as lender (the "Lender").

         WHEREAS, the Lender and Borrowers entered into a certain Loan and Security Agreement dated as of January 4, 2001, as amended (the "Loan Agreement");

         WHEREAS, the Borrowers have requested that the Lender agree to a temporary increase to the Maximum Credit and Revolving Loan Ceiling under the Loan Agreement as provided herein;

         WHEREAS, the Lender has agreed to temporarily adjust the Maximum Credit and Revolving Loan Ceiling and to enter into this Seventh Amendment subject to the terms and conditions set forth herein;

         NOW THEREFORE, based on these premises, and in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the Borrowers, Obligors and Lender hereby agree as follows:

         1. Amendments to Loan Agreement.

                  1.1. Definition of Maximum Credit. Section 1.37 of the Loan Agreement hereby is deleted in its entirety and the following definition is substituted in lieu thereof:

                  "1.37 'Maximum Credit' shall mean the following amounts during the following time periods:

------------------------------------------------------- -------------------
                     Time Period                           Maximum Credit
------------------------------------------------------- -------------------
       July 1, 2002 through September 22, 2002              $65,000,000
------------------------------------------------------- -------------------
     September 23, 2002 through October 17, 2002            $62,000,000
------------------------------------------------------- -------------------
      October 18, 2002 through November 14, 2002            $60,000,000
------------------------------------------------------- -------------------
     November 15, 2002 through December 19, 2002            $58,000,000
------------------------------------------------------- -------------------
           December 20, 2002 and thereafter                 $55,000,000"
------------------------------------------------------- -------------------


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

                  1.2. Definition of Revolving Loan Ceiling. Section 1.50 of the Loan Agreement hereby is deleted in its entirety and the following definition is substituted in lieu thereof:

                  "1.50 `Revolving Loan Ceiling' shall mean the following amounts during the following time periods:

------------------------------------------- ------------------------------------
                Time Period                         Revolving Loan Ceiling
------------------------------------------- ------------------------------------
  July 1, 2002 through September 22, 2002                $62,000,000
------------------------------------------- ------------------------------------
September 23, 2002 through October 17, 2002              $59,000,000
------------------------------------------- ------------------------------------
 October 18, 2002 through November 14, 2002              $57,000,000
------------------------------------------- ------------------------------------
November 15, 2002 through December 19, 2002              $55,000,000
------------------------------------------- ------------------------------------
      December 20, 2002 and thereafter                   $52,000,000"
------------------------------------------- ------------------------------------



         2. Conditions Precedent. This Seventh Amendment and the Lender's obligations hereunder shall not be effective until each of the following conditions are satisfied (the "Seventh Amendment Effective Date"):

                  2.1. Borrowers shall have duly executed and delivered this Seventh Amendment, and all other instruments, documents and agreements required by Lender;

                  2.2. All requisite corporate action and proceedings of the Borrowers in connection with this Seventh Amendment shall be satisfactory in form and substance to Lender; and

                  2.3. There shall be no claim, lawsuit or action pending or threatened that would affect the performance by the Borrowers of their Obligations under the Financing Agreements or of the Lender under the Financing Agreements.

         3. Representations and Warranties. Each Borrower jointly and severally represents and warrants to Lender the following:

                  3.1. Organization and Qualification. Each of the Borrowers is duly incorporated or formed, as applicable, validly existing, and in good standing under the laws of their respective jurisdictions of incorporation or formation, as applicable. Each Borrower is duly qualified to do business and is in good standing as a foreign corporation in all states and jurisdictions in which the failure to be so qualified would have a material adverse effect on the financial condition, business or properties of any such Borrower.

                  3.2. Power and Authority. Each Borrower is duly authorized and empowered to enter, deliver, and perform this Seventh Amendment, and each of the Financing Agreements to which it is a party. The execution, delivery, and performance of this Seventh Amendment and each of the other Financing Agreements have been duly authorized by all necessary corporate action of each of the Borrowers. The execution, delivery and performance of this Seventh Amendment and each of the other Financing Agreements do not and will not (i) require any consent or approval of the shareholders of the Borrowers; (ii) contravene the charter or by-laws of any of the Borrowers; (iii) violate, or cause any Borrower to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to such Borrower; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which such Borrower's properties may be bound or affected, which breach or default is reasonably likely to have a material adverse effect of the financial condition, business or properties of such Borrower; or (v) result in, or require, the creation or imposition of any lien (other than the liens set forth in Schedule 8.4 to the Loan Agreement) upon or with respect to any of the properties now owned or hereafter acquired by any Borrower.

                  3.3. Legally Enforceable Agreement. This Seventh Amendment and each of the other Financing Agreements delivered under this Seventh Amendment is, a legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its respective terms subject to bankruptcy, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

                  3.4. Continuous Nature of Representations and Warranties. Each Borrower confirms and agrees that, except for the amendments to the Loan Agreement provided herein, (a) all representations and warranties contained in the Loan Agreement and in the other Financing Agreements are on the date hereof true and correct in all material respects (except for changes that have occurred as permitted by the covenants in Section 9 of the Loan Agreement), (b) all Information Certificates delivered in conjunction with the Loan Agreement remain true and correct in all material respects, and (c) it is unconditionally, absolutely, and jointly and severally liable for the punctual and full payment of all Obligations, including, without limitation, all termination fees under
Section 12.1(c) of the Loan Agreement, charges, fees, expenses and costs (including attorneys' fees and expenses) under the Financing Agreements, and that no Borrower has any defenses, counterclaims or setoffs with respect to full, complete and timely payment of all Obligations.

4. Acknowledgement of Obligations. Each Obligor, for value received, hereby assents to the Borrowers' execution and delivery of this Seventh Amendment, and to the performance by the Borrowers of their respective agreements and obligations hereunder. This Seventh Amendment and the performance or consummation of any transaction or matter contemplated under this Seventh Amendment, shall not limit, restrict, extinguish or otherwise impair any of the Obligor's liability to Lender with respect to the payment and other performance obligations of the Obligors pursuant to the Guarantees and other Financing Agreements executed by the Obligors for the benefit of

Lender. Each Obligor acknowledges that it is unconditionally liable to Lender for the full and complete payment of all Obligations and Guaranteed Obligations including, without limitation, all charges, fees, expenses and costs (including attorney's fees and expenses) under the Financing Agreements and that such Obligor has no defenses, counterclaims or setoffs with respect to full, complete and timely payment of any and all Obligations and Guaranteed Obligations.

         5. Confirmation of Liens. Each Borrower acknowledges, confirms and agrees that the Financing Agreements, as amended hereby, are effective to grant to Lender duly perfected, valid and enforceable first priority security interests and liens in the Collateral described therein, except for liens set forth in Sections 8.4 and 9.8 and Schedule 8.4 (as amended hereby), and that the locations for such Collateral specified in the Financing Agreements have not changed except as provided herein or as previously disclosed to the Lender. Each Borrower further acknowledges and agrees that all Obligations of the Borrowers are and shall be secured by the Collateral.

         6. Miscellaneous. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Financing Agreements. Borrowers hereby agree to pay to Lender all reasonable attorney's fees and costs which have been incurred or may in the future be incurred by Lender in connection with the negotiation and preparation of this Seventh Amendment and any other documents and agreements prepared in connection with this Seventh Amendment. The undersigned confirm that the Financing Agreements remain in full force and effect without amendment or modification of any kind, except for as set forth in this Seventh Amendment (and as set forth in any previously executed amendments to the Loan Agreement). The Borrowers and Obligors further confirm that no Event of Default or events which with notice or the passage of time or both would constitute an Event of Default have occurred and are continuing. The execution and delivery of this Seventh Amendment by Lender shall not be construed as a waiver by Lender of any Event of Default under the Financing Agreements. This Seventh Amendment shall be deemed to be a Financing Agreement and, together with the other Financing Agreements, constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior dealings, correspondence, conversations or communications between the parties with respect to the subject matter hereof.

                      REST OF PAGE LEFT INTENTIONALLY BLANK




































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         IN WITNESS WHEREOF, the Borrowers, the Obligors, and the Lender have executed this Seventh Amendment as of the date first above written, by their respective officers hereunto duly authorized, under seal.

                                     BORROWERS:
                                     ----------


WITNESS                              TRANSPRO, INC.


/s/ R.E. Freeman                     By:/s/ R.A. Wisot
------------------------------                         ------------------------
                                     Title:Vice President
                                                           --------------------

                                     EVAP, INC.


/s/ R.E. Freeman                     By:/s/ R.A. Wisot
------------------------------                         ------------------------
                                     Title: Vice President
                                                           --------------------


                                     GO/DAN INDUSTRIES, INC.


/s/ R.E. Freeman                     By:/s/ R.A. Wisot
------------------------------                         ------------------------
                                     Title: Vice President
                                                           --------------------

                                     G&O MANUFACTURING COMPANY, INC.


/s/ R.E. Freeman                     By:/s/ R.A. Wisot
------------------------------                         ------------------------
                                     Title: Vice President
                                                           --------------------

                                     OBLIGORS:

                                     GO/DAN de MEXICO SA de C.V.


/s/ R.E. Freeman                     By: /s/ R.A. Wisot
------------------------------                         ------------------------
                                     Title: Vice President
                                                           --------------------

                                    RADIADORES GDI, SA de C.V.


/s/ R.E. Freeman                    By:/s/ R.A. Wisot
------------------------------                         ------------------------
                                    Title: Vice President
                                                           --------------------

                                    ALLEN HEAT TRANSFER PRODUCTS, INC.


/s/ R.E. Freeman                    By:/s/ R.A. Wisot
------------------------------                         ------------------------
                                    Title: Vice President
                                                           --------------------

                                    LENDER

                                    CONGRESS FINANCIAL CORPORATION (NEW ENGLAND)


/s/ Liam S. Moaquin                 By:/s/ John C. Sullivan
------------------------------                         ------------------------
                                    Title:Vice President
                                                           --------------------















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